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                                                                  EXHIBIT 10.3.1

                          NATUS MEDICAL INCORPORATED
                            2000 STOCK OPTION PLAN
                            STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT
    ----------------------------

[Optionee's Name and Address]

     The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Number                    _______________________

     Date of Grant                   _______________________

     Vesting Commencement Date       _______________________

     Exercise Price per Share        $ _____________________

     Total Number of Shares Granted    _____________________

     Total Exercise Price            $ _____________________

     Type of Option:                 ___  Incentive Stock Option

                                     ___  Nonstatutory Stock Option

     Term/Expiration Date:           _______________________

     Vesting Schedule:
     -----------------

     This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

     [25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to Optionee's continuing to be a Service Provider on such dates.]
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     Termination Period:
     -------------------

     This Option shall be exercisable for 30 days after Optionee ceases to be a Service Provider. Upon Optionee's death or disability, this Option may be exercised for such longer period as provided in the Plan. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.  AGREEMENT
     ---------

     1. Grant of Option. The Plan Administrator of the Company hereby grants to
       ----------------
the Optionee named in the Notice of Grant (the "Optionee"), an opt (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 13(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail .

           If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

     2.    Exercise of Option.
           __________________

           (a) Right to Exercise.  This Option shall be exercisable during its
              _________________
term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement .

           (b) Method of Exercise. This Option shall be exercisable by delivery
               __________________
of an exercise notice in the form attached as Exhibit A (the "Exercise Notice")
                                              ---------
which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.
               No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3.    Optionee's Representations.  In the event the Shares have not been
            --------------------------
registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit
                                                                       -------
B.
-

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     4.   Method of Payment. Payment of the aggregate Exercise Price shall be by
          -----------------
any of the following, or a combination thereof, at the election of the Optionee:

          (a) cash or check;

          (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

          (c) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares .

          (d) with the Administrator's consent, delivery of Optionee's promissory note (the "Note") in the form attached hereto as Exhibit C, in the
                                                            ---------
amount of the aggregate Exercise Price of the Exercised Shares together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit D. The Note shall bear interest at the "applicable federal rate"
   ---------
prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement.

     5. Restrictions on Exercise. This Option may not be exercised until such
        ------------------------
time as the Plan has bee approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

     6.  Non-Transferability of Option. This Option may not be transferred in
         -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     7. Term of Option. This Option may be exercised only within the term set
        --------------
 out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     8.  Tax Consequences.  Set forth below is a brief summary as of the date
         ----------------
of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         (a)  Exercise of ISO.  If this Option qualifies as an ISO, there will
              ---------------
be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

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         (b)  Exercise of Nonstatutory Stock Option.  There may be a regular
              -------------------------------------
federal income tax liability upon the exercise of a Nonstatutory Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

         (c)  Disposition of Shares.  In the case of an NSO, if Shares are held
              ---------------------
 for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

         (d)  Notice of Disqualifying Disposition of ISO Shares.  If the Option
              -------------------------------------------------
granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

         9.  Entire Agreement; Governing Law. The Plan is incorporated herein by
             -------------------------------
reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California residents.

         10.  No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND
              ---------------------------------
AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT

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AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND
SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

NATUS MEDICAL INCORPORATED

__________________________
By

__________________________
Title

OPTIONEE'S ACCEPTANCE AND ACKNOWLEDGMENT

Dated:____________________             __________________________
                                       Residential Address

__________________________             __________________________
Optionee's Signature                   City, State, Zip Code

__________    I hereby acknowledge that I am not legally married as of the date of this Agreement.

__________    I hereby acknowledge that I am legally married as of the date of this Agreement and, if applicable, by executing this Agreement, my spouse agrees to be bound by all the terms and conditions of this Agreement.

__________________________
Spouse's Signature

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SPOUSAL SIGNATURE IS REQUIRED FOR RESIDENTS OF COMMUNITY PROPERTY STATES:
ARIZONA, CALIFORNIA, IDAHO, LOUISIANA, NEVADA, NEW MEXICO, TEXAS, WASHINGTON AND WISCONSIN.

THIS OPTION WILL BECOME EFFECTIVE UPON RECEIPT BY THE COMPANY OF ONE FULLY EXECUTED COPY OF THIS AGREEMENT

                                      -6-
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                                   EXHIBIT A
                                   ---------

                             2000 STOCK OPTION PLAN

                                EXERCISE NOTICE

Natus Medical Incorporated
1501 Industrial Road
San Carlos, CA  94070

Attention:  Chief Executive Officer

     1. Exercise of Option.  Effective as of today, ___________, 20__, the
        ------------------
undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ shares of the Common Stock (the "Shares") of Natus Medical Incorporated (the "Company") under and pursuant to the 2000 Stock Option Plan (the "Plan") and the Stock Option Agreement dated ________, 20___ (the "Option Agreement").

     2. Delivery of Payment.  Purchaser herewith delivers to the Company the
        -------------------
full purchase price of the Shares, as set forth in the Option Agreement.

     3. Representations of Optionee.  Optionee acknowledges that Optionee has
        ---------------------------
received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. Rights as Stockholder.  Until the issuance of the Shares (as evidenced
        ---------------------
by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 11 of the Plan.

     5. Tax Consultation.  Optionee understands that Optionee may suffer
        ----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     6. Successors and Assigns.  The Company may assign any of its rights under
        ----------------------
this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     7. Interpretation.  Any dispute regarding the interpretation of this
        --------------
Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

     8. Governing Law; Severability.  This Agreement is governed by the internal
        ---------------------------
substantive laws but not the choice of law rules, of Delaware.

     9. Entire Agreement.  The Plan and Option Agreement are incorporated
        ----------------
herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:                       Accepted by:

OPTIONEE:                           NATUS MEDICAL INCORPORATED

__________________________          __________________________
Signature                           By

__________________________          __________________________
Print Name                          Its

Address:                            Address:
-------                             -------

__________________________          __________________________

__________________________          __________________________


                                    __________________________
                                    Date Received

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